                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 26, 2000


                          DENSE-PAC MICROSYSTEMS, INC.
               (Exact name of registrant as specified in charter)


          CALIFORNIA                    0-14843               33-0033759
(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)

7321 LINCOLN WAY, GARDEN GROVE, CALIFORNIA                            92841
 (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (714) 898-0007

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

               AMENDMENT NO. 1 TO FORM 8-K DATED OCTOBER 26, 2000

Dense-Pac Microsystems, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated October 26, 2000, which was originally filed with the U.S. Securities and Exchange Commission on November 13, 2000, to include the historical financial statements of Productivity Enhancement Products ("PEP") and pro forma financial information required by paragraphs (a) and (b) of Item 7 of Form 8-K:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements of Business Acquired:

                The following financial statements of PEP are filed as a part of this report as Exhibit 99.2:

                Audited Financial Statements:

                Independent Auditors' Report

                Consolidated Balance Sheet as of January 2, 2000

                Consolidated Statement of Operations and Comprehensive Operations for the year ended January 2, 2000

                Consolidated Statement of Cash Flows for the year ended January 2, 2000

                Notes to the Consolidated Financial Statements as of and for the year ended January 2, 2000

                Unaudited Financial Statements:

                Condensed Consolidated Balance Sheets as of January 2, 2000 and July 2, 2000 (unaudited)

                Condensed Consolidated Statements of Operations and Comprehensive Operations for the six-month periods ended July 4, 1999 and July 2, 2000 (unaudited)

                Condensed Consolidated Statements of Cash Flows for the six-month periods ended July 4, 1999 and July 2, 2000 (unaudited)

                Notes to Condensed Consolidated Financial Statements as of January 2, 2000 and July 2, 2000 and for the six-month periods ended July 4, 1999 and July 2, 2000 (Unaudited)

(b)     Pro Forma Financial Information:

                The following pro forma financial information is filed as a part of this report as Exhibit 99.3:

                Unaudited Pro Forma Consolidated Statements of Operations of Dense-Pac Microsystems, Inc. for the year ended February 29, 2000 and for the six-month period ended August 31, 2000 and Unaudited Pro Forma Consolidated Balance Sheet as of August 31, 2000, together with an introduction thereof and notes thereto.

(c)     Exhibits

                The following exhibits are filed with this Report:

                 2.1 Share Exchange Agreement, dated October 26, 2000, among the Registrant, PEP, and the Shareholder*

                 2.2 Registration Rights Agreement, dated October 26, 2000, between the Registrant and the Shareholder*

                 2.3 Non-Compete Agreement dated October 26, 2000, between the Registrant, PEP, and the Shareholder*

                99.1 News release, dated October 19, 2000, related to the acquisition of PEP*

                99.2    Historical Consolidated Financial Statements of PEP

                99.3    Unaudited Pro Forma Financial Information

                99.4    Independent Auditors' Consent

* Filed as the like-numbered exhibit in the Form 8-K filed on November 13, 2000

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DENSE-PAC MICROSYSTEMS, INC.

Date:  January 4, 2001                  By: /s/ Ted Bruce
                                        -----------------

                                                     Ted Bruce
                                                     Chief Executive Officer and
                                                     President

                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
 2.1         Share Exchange Agreement, dated October 26, 2000, among the
             Registrant, PEP, and the Shareholder*

 2.2 Registration Rights Agreement, dated October 26, 2000, between the Registrant and the Shareholder*

 2.3         Non-Compete Agreement dated October 26, 2000, between the
             Registrant, PEP, and the Shareholder*

99.1 News release, dated October 19, 2000, related to the acquisition of PEP*

99.2         Historical Consolidated Financial Statements of PEP

99.3         Unaudited Pro Forma Financial Information

99.4         Independent Auditors' Consent

* Filed as the like-numbered exhibit in the Form 8-K filed on November 13, 2000